United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2022

Puget Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

333-179212	01-0959140
Commission File Number	(I.R.S. Employer Identification No.)

1200 North Federal Highway, Suite 200- A; Boca Raton, Florida	33432
(Address of Principal Executive Offices)	(Zip Code)

1 561 210-8535
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below regarding the Mediation Settlement Agreement/Confidential Settlement and Release Agreement by and between Puget Technologies, Inc. (“Registrant”) and Karen Fordham, dated February 21, 2022 is incorporated by reference into this Item 1.01.

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

(a) Departure of Director

On February 21, 2022, Karen Fordham submitted her resignation as a director on the Registrant’s Board of Directors (“Board”), effective immediately.

Ms. Fordham served as Registrant’s President and Chief Executive Officer (“CEO”) until she resigned on January 27, 2022, as reported in Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 2, 2022 (the “February 2 Form 8-K”). In her resignation letter, which related solely to her position as an officer of the Registrant (and not her capacity as a member of its Board) (“Officer Resignation Letter”), Ms. Fordham asserted she was terminating her Employment Agreement (defined below) with the Registrant for good reason, and she listed various reasons therefor (including a material diminution in her position, her not being allowed to function, and make decisions, as a CEO, being denied access to certain financial information, payment of bills, prohibitions on certain activities, scope of authority, compensation and breaches).

As noted in the February 2 Form 8-K, the Registrant expected to engage in discussions with Ms. Fordham regarding the terms of her departure. Pursuant to Section 5.7 of her Employment Agreement, the Registrant and Ms. Fordham subsequently engaged in a mediation process. As a result of the mediation, Ms. Fordham and the Registrant entered into a Mediation Settlement Agreement/Confidential Settlement and Release Agreement (“Fordham Agreement”) on February 21, 2022. In connection therewith, Ms. Fordham submitted her resignation, dated February 21, 2022 (“Director Resignation Letter”), as a member of the Board. Ms. Fordham’s Director Resignation Letter did not list any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. A copy of the Employment Agreement by and between Ms. Fordham and the Registrant (“Employment Agreement”) was provided in Registrant’s Current Report on Form 8-K filed with the SEC on August 25, 2021.

The Fordham Agreement provides, among other things, that Ms. Fordham will be entitled to receive a sum of $165,000 payable in three equal installments. It also provides that all parties deny liability and make no admission of any wrongdoing and entered into the Fordham Agreement solely to buy their peace. The Fordham Agreement includes a mutual release by Ms. Fordham and the Registrant in respect of certain claims. Ms. Fordham remains subject to the confidentiality and other restrictive covenant obligations set forth in her Employment Agreement, including Section 2.5 (Limitations on Services), Section 3.4 (Indemnification), Section 4.1 (Confidentiality), Section 4.3 (Competition and Circumvention), and Section 4.7 (Covenant not to Disparage).

Separately, the Board voted to remove Ms. Fordham as CEO of Puget’s subsidiary, Now Health.

The foregoing descriptions of the Officer Resignation Letter, the Director Resignation Letter and the Fordham Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Officer Resignation Letter, the Director Resignation Letter and the Fordham Agreement filed as Exhibits to this Current Report on Form 8-K, which are incorporated by reference herein.

In accordance with the requirements of Item 5.02 of Form 8-K, the Registrant has provided Ms. Fordham a copy of the disclosures it is making in this Item 5.02 report no later than the day of filing this Form 8-K with the SEC. The Registrant will provide Ms. Fordham with the opportunity to furnish the Registrant, as promptly as possible, with a letter addressed to the Registrant stating whether Ms. Fordham agrees with the statements made by the Registrant in response to this Item 5.02 and, if not, stating the respects in which she does not agree. The Registrant will file any such letter received from Ms. Fordham with the SEC as an exhibit by amendment to this Report on Form 8-K within two business days after receipt by the Registrant.

(c) Appointment of Officer

On February 21, 2022, the Registrant’s Board appointed Mr. Hermann Burckhardt, the Chairman of the Board, who has been serving as the interim Chief Executive Officer since Ms. Fordham’s departure as President and Chief Executive Officer on January 27, 2022, as reported in February 2 Form 8-K. Mr. Burckhardt’s biography and compensation were disclosed in Registrant’s Annual Report on Form 10-K filed with the SEC on February 12, 2021.

Mr. Burckhardt intends to remain active in consulting for the Registrant through his role as the president and chief executive officer of Qest Consulting Group, Inc., a Colorado corporation (“Qest”)’ that serves as the Registrant's strategic advisor and is the Registrant's largest shareholder and "parent", as that term is defined in Rule 405 of SEC Regulation C (the relationship with Qest is most recently described in the Registrant’s Current Report on Form 8-K filed with the SEC on November 9, 2021).

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Mediation Settlement Agreement/Confidential Settlement and Release Agreement dated February 21, 2022 by and between the Registrant and Karen Fordham.
Exhibit 99.1	Officer Resignation Letter of Karen Fordham, dated January 27, 2022.
Exhibit 99.2	Director Resignation Letter of Karen Fordham, dated February 21, 2022.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET TECHNOLOGIES, INC.
Date: February 25, 2022
	By:	/s/Hermann Burckhardt
Hermann Burckhardt, Chief Executive Officer

	By:	/s/Thomas Jaspers
Thomas Jaspers, Treasurer and Chief Financial Officer and Iterim Secretary